                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) March 1, 1999
                                                 -------------------------------

                     Data Processing Resources Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     California                    0-27612                     95-3931443
--------------------------------------------------------------------------------
   (State or other               (Commission                (I.R.S. Employer
    jurisdiction                 File Number)               Identification No.)
  of incorporation)


   4400 MacArthur Boulevard, Suite 600, Newport Beach, California       92660
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (949) 553-1102
                                                   -----------------------------

                                Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

          On December 21, 1998, Data Processing Resources Corporation ("DPRC") acquired Systems & Programming Consultants, Inc., a North Carolina corporation ("SPC"), pursuant to the terms of the Agreement and Plan of Merger, dated June 16, 1998, as amended on October 13, 1998 and on October 20, 1998, by and among DPRC, DPRC Acquisition Corp., a wholly owned subsidiary of DPRC ("Merger Sub"), SPC and certain shareholders of SPC (the "Merger Agreement"). In the merger, Merger Sub was merged with and into SPC, with SPC continuing as the surviving corporation and a wholly owned subsidiary of DPRC. The merger has been accounted for as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles. Consolidated financial statements of DPRC and subsidiaries prepared subsequent to the merger give retroactive effect to the merger and present the combined operations of DPRC and SPC for all periods presented. Such consolidated financial statements are attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (C)     EXHIBITS

               23.1    Consent of Deloitte & Touche LLP, Costa Mesa, California.

               99.1 Audited consolidated balance sheets of DPRC and subsidiaries as of July 31, 1998 and 1997 and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended July 31, 1998. Unaudited interim consolidated balance sheet of DPRC and subsidiaries as of October 31, 1998, and the related unaudited interim consolidated statements of income, shareholders' equity, and cash flows for the three month periods ended October 31, 1998 and 1997.

                                       2.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DATA PROCESSING RESOURCES CORPORATION
                                                            (Registrant)


Date: March 1, 1999                      By: /s/ James A. Adams
                                            ___________________________________
                                                   James A. Adams
                                                   Vice President, Finance and
                                                   Chief Financial Officer

                                       3.

                     DATA PROCESSING RESOURCES CORPORATION
                               INDEX TO EXHIBITS

   Number      Description of Exhibit                                                     Page
                                                                                          Number
    23.1       Consent of Deloitte & Touche LLP, Costa Mesa, California.

    99.1 Audited consolidated balance sheets of DPRC and subsidiaries as of July 31, 1998 and 1997 and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended July 31, 1998. Unaudited interim consolidated balance sheet of DPRC and subsidiaries as of October 31, 1998, and the related unaudited interim consolidated statements of income, shareholders' equity, and cash flows for the three month periods ended October 31, 1998 and 1997.

                                       4.